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                                                                      EXHIBIT 10

The Board of Directors of USAA Life Insurance Company and Contractowners of the Separate Account of USAA Life Insurance Company

  We consent to the use of our report, dated February 11, 1998, on the financial statements of each Variable Fund Account of the Separate Account of USAA Life Insurance Company, including the USAA Life Variable Annuity Money Market, Income, Growth and Income, World Growth, Diversified Assets, Aggressive Growth and International Fund Accounts, the Scudder VLIF Capital Growth Portfolio, and the Alger American Growth Portfolio, which along with the report, appear in the Separate Account's Annual Report, dated December 31, 1997. We also consent to the incorporation of the report, by reference to the Annual Report, into Post-Effective Amendment No. 4 under the Securities Act of 1933, and Amendment No. 5 under the Investment Company Act of 1940, to the Separate Account's Registration Statement on Form N-4. We further consent to the references to our firm under the headings "Financial Statements" and "Selected Accumulated Unit Data" in the Registration Statement.

  We also consent to the use of our report, dated March 20, 1998, on the consolidated balance sheets of USAA Life Insurance Company as of December 31, 1997 and 1996, and the related consolidated statements of income, stockholders' equity, and cash flows for each of the years in the three-year period ended December 31, 1997, included as part of the Registration Statement and to the references to our firm under the heading "Independent Auditors".




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                                         KPMG PEAT MARWICK LLP



San Antonio, Texas
April 28, 1998